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                                                                    EXHIBIT 32.2



            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Jay W. Hobson, Vice President, Finance and, Chief Financial Officer of Oretech, Inc. ("Company"), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

       o the Quarterly Report on Form 10-QSB of the Company for the period ending December 31, 2004, as filed with the Securities and Exchange Commission ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
       o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 16, 2004

/s/ Jay W. Hobson
-----------------
Jay W. Hobson
Vice President, Finance and
Chief Financial Officer
(Principal Financial Officer)